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                                                                    EXHIBIT 23.4


                              ARTHUR ANDERSEN LLP





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. 333-2339) of our reports dated February 23, 1996, included in Heartland Wireless Communications, Inc.'s current report on Form 8-K/A-2 dated February 23, 1996 and to all references to our firm included in or made part of this registration statement.



                                        /s/  ARTHUR ANDERSEN LLP



Phoenix, Arizona,
 April 26, 1996.